Exhibit 10.19

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of March 19, 2024 (this “Agreement”), is among SIM Tech Licensing LLC, a Delaware limited liability company (the “Company” or “Debtor”), and IP Protocol LLC, a Wyoming limited liability company corporation (the “Secured Party”).

W I T N E S S E T H:

WHEREAS, pursuant to a note of even date herewith (the “Note”) attached hereto as Exhibit 1, the Secured Party extended a loan to the Company evidenced by the Note;

WHEREAS, in order to induce the Secured Party to extend the loan evidenced by the Note, the Company has agreed to execute and deliver to the Secured Party this Agreement and to grant Secured Party, for the ratable benefit of the Secured Party, a security interest in certain property of the Company to secure the prompt payment, performance and discharge in full of all of the Company’s obligations under the Note (this Agreement and the Note, collectively the “Transaction Documents”).

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 8 or 9 of the UCC (such as “account,” “chattel paper,” “commercial tort claim,” “deposit account,” “document,” “equipment,” “fixtures,” “general intangibles,” “goods,” “instruments,” “inventory,” “investment property,” “letter-of-credit rights,” “proceeds” and “supporting obligations”) shall have the respective meanings given such terms in Article 8 or 9 of the UCC, as applicable. Upper case terms not otherwise defined herein shall have the meanings attributed to them in the Note.

(a) “Collateral” means the collateral in which the Secured Party is granted a security interest by this Agreement and which shall include the following personal property of the Debtor, whether presently owned or existing or hereafter acquired or coming into existence, wherever situated, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the disposition, sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith, and all dividends, interest, cash, notes, securities, equity interest or other property at any time and from time to time acquired, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Securities (as defined below):

(i) All goods, including, without limitation, (A) all machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with any Debtor’s businesses and all improvements thereto; and (B) all inventory;

[Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.]

(ii) All contract rights and other general intangibles, including, without limitation, Intellectual Property, all partnership interests, membership interests, stock or other securities, rights under any of the Organizational Documents (as defined herein), agreements related to the Pledged Securities (as defined herein), licenses, distribution and other agreements, computer software (whether “off-the-shelf,” licensed from any third party or developed by any Debtor), computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, copyrights, and income tax refunds;

(iii) All accounts, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, raw materials, timber cut or to be cut, oil, gas, hydrocarbons, and minerals extracted or to be extracted, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each account, including any right of stoppage in transit;

(iv) All documents, letter-of-credit rights, instruments and chattel paper;

(v) All commercial tort claims;

(vi) (vi) All deposit accounts and all cash (whether or not deposited in such deposit accounts);

(vii) All investment property;

(viii) All supporting obligations;

(ix) All files, records, books of account, business papers, and computer programs; and

(x) the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(ix) above.

Without limiting the generality of the foregoing, the “Collateral” shall include all investment property and general intangibles respecting ownership and/or other equity interests in, including, without limitation, the shares of capital stock and the other equity interests, including member interests in limited liability companies listed on Schedule H hereto (as the same may be modified from time to time pursuant to the terms hereof), and any other shares of capital stock and/or other equity interests of any other direct or indirect Subsidiary of the Company obtained in the future, and, in each case, all certificates representing such shares and/or equity interests and, in each case, all rights, options, warrants, stock, other securities and/or equity interests that may hereafter be received, receivable or distributed in respect of, or exchanged for, any of the foregoing and all rights arising under or in connection with the Pledged Securities, including, but not limited to, all dividends, interest and cash.

Notwithstanding the foregoing, nothing herein shall be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void by operation of applicable law or the assignment of which is otherwise prohibited by applicable law (in each case to the extent that such applicable law is not overridden by Sections 9-406, 9-407 and/or 9-408 of the UCC or other similar applicable law); provided, however, that to the extent permitted by applicable law, this Agreement shall create a valid security interest in such asset and, to the extent permitted by applicable law, this Agreement shall create a valid security interest in the proceeds of such asset.

Any license or any other agreement related to other Intellectual Property that pursuant to its terms would be cancelled, terminated or defaulted if the Debtor grants a security interest in such license or other Intellectual Property, shall be excluded from the definition of Collateral.

(b) “Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, (ii) all patents of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, and all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, (iii) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos, domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common law rights related thereto, (iv) all trade secrets arising under the laws of the United States, any other country or any political subdivision thereof, (v) all rights to obtain any reissues, renewals or extensions of the foregoing, (vi) all licenses for any of the foregoing, (vii) any intellectual property rights not set forth above, and (viii) all causes of action for infringement of the foregoing.

(c) “Necessary Endorsement” means undated stock powers endorsed in blank and other proper instruments of assignment duly executed and such other instruments or documents as the Secured Party (as that term is defined below) may reasonably request.

(d) “Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, the Secured Party, including, without limitation, all obligations under the Transaction Documents, and obligations under any other instrument, agreement or other document executed and/or delivered in connection herewith or therewith in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Note and the loan extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Debtors from time to time under or in connection with the Transaction Documents, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Debtor.

(e) “Organizational Documents” means with respect to Debtor, the documents by which Debtor was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of Debtor (such as bylaws, a partnership agreement or an operating, limited liability or members agreement).

(f) “Pledged Securities” shall have the meaning ascribed to such term in Section 4(i).

(g) “UCC” means the Uniform Commercial Code of the State of Delaware and or any other applicable law of any state or states which has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time. It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term “Collateral” will be construed in its broadest sense. Accordingly, if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

2. Grant of Security Interest in Collateral. As an inducement for the Secured Party to extend the loan as evidenced by the Note and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, Debtor hereby unconditionally and irrevocably pledges, grants and hypothecates to the Secured Party a first priority security interest in and to, a lien upon and a right of set-off against all of their respective right, title and interest of whatsoever kind and nature in and to, the Collateral (a “Security Interest” and, collectively, the “Security Interests”).

3. Delivery of Certain Collateral. At any time at the request of the Secured Party, Debtor shall deliver or cause to be delivered to the Secured Party, any and all certificates and other instruments or documents representing any of the Collateral, in each case, together with all Necessary Endorsements.

4. Representations, Warranties, Covenants and Agreements of the Debtors. Except as set forth under the corresponding section of the disclosure schedules to be delivered to the Secured Party no later than forty-five (45) days (the “Disclosure Date”) hereto (the “Disclosure Schedules”), which Disclosure Schedules shall be deemed a part hereof, as of the date hereof and the Disclosure Date, Debtor represents and warrants to the Secured Party as follows and, until the repayment in full of the Obligations, Debtor covenants and agrees with, the Secured Party as follows:

(a) Debtor has the requisite corporate, partnership, limited liability company or other power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by Debtor of this Agreement and the filings contemplated herein have been duly authorized by all necessary action on the part of Debtor and no further action is required by Debtor. This Agreement, when executed and delivered, will constitute the legal, valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors and by general principles of equity.

(b) Debtor has no place of business or offices where their respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule A attached hereto. Except as disclosed on Schedule A and except for Collateral to be held by the Secured Party, none of such Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor.

(c) Except for Permitted Liens and except as set forth on Schedule B attached hereto, the Debtor is the sole owners of the Collateral (except for non-exclusive licenses granted by Debtor in the ordinary course of business), free and clear of any liens, security interests, encumbrances, rights or claims, and are fully authorized to grant the Security Interests. Except for Permitted Liens and other items which are all as set forth on Schedule B attached hereto, there is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that will be filed in favor of the Secured Party pursuant to this Agreement) covering or affecting any of the Collateral.

(d) No written claim has been received that any Collateral or Debtor’s use of any Collateral violates the rights of any third party. There has been no adverse decision to any of Debtor’s claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to any of Debtor’s right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of Debtor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(e) Debtor shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on Schedule A attached hereto and may not relocate such books of account and records or tangible Collateral except in the ordinary course of sales unless it delivers to the Secured Party at least 15 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements under the UCC and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interests to create in favor of the Secured Party a valid, perfected and continuing perfected first priority lien in the Collateral, except as otherwise permitted hereby.

(f) To the knowledge of Debtor, this Agreement creates in favor of the Secured Party a valid first priority security interest in the Collateral, subject only to Permitted Liens securing the payment and performance of the Obligations. To the knowledge of Debtor, upon making the filings described in the immediately following paragraph, all security interests created hereunder in any Collateral that may be perfected by filing Uniform Commercial Code financing statements shall have been duly perfected. Except for the filing of the Uniform Commercial Code financing statements referred to in the immediately following paragraph, the recordation of the Intellectual Property Security Agreement (as defined below) with respect to any copyrights and copyright applications in the United States Copyright Office referred to in paragraph (mm), the execution and delivery of deposit account control agreements satisfying the requirements of Section 9-104(a)(2) of the UCC with respect to each deposit account of the Debtor, and the delivery of the certificates and other instruments provided in Section 3, no action is necessary to create, perfect or protect the security interests created hereunder. To the knowledge of Debtor and without limiting the generality of the foregoing, except for the filing of said financing statements, the recordation of said Intellectual Property Security Agreement, and the execution and delivery of said deposit account control agreements, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the execution, delivery and performance of this Agreement, (ii) the creation or perfection of the Security Interests created hereunder in the Collateral or (iii) the enforcement of the rights of the Secured Party hereunder.

(g) Upon and Event of Default, Debtor hereby authorizes the Secured Party to file one or more financing statements under the UCC, with respect to the Security Interests, with the proper filing and recording agencies in any jurisdiction deemed proper by it and authorizes Secured Party to take any other action in Secured Party’s absolute discretion to effectuate, memorialize and protect Secured Party’ interest and rights under this Agreement.

(h) The execution, delivery and performance of this Agreement by the Debtor does not (i) violate any of the provisions of any Organizational Documents of Debtor or, to the knowledge of Debtor, any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to Debtor or (ii) to the knowledge of Debtor, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing any Debtor’s debt or otherwise) or other understanding to which such Debtor is a party or by which any property or asset of any Debtor is bound or affected. If any, all required consents (including, without limitation, from stockholders or creditors of Debtor) necessary for Debtor to enter into and perform its obligations hereunder have been obtained.

(i) The ownership and other equity interests in partnerships and limited liability companies (if any) included in the Collateral (the “Pledged Interests”) by their express terms do not provide that they are securities governed by Article 8 of the UCC and are not held in a securities account or by any financial intermediary.

(j) Except for Permitted Liens, Debtor shall at all times maintain the liens and Security Interests provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of the Secured Party until this Agreement and the Security Interest hereunder shall be terminated pursuant to Section 14 hereof. Debtor hereby agrees to defend the same against the claims of any and all persons and entities. Each Debtor shall safeguard and protect all Collateral for the account of the Secured Party. Upon request of the Secured Party, each Debtor will sign and deliver to the Secured Party on behalf of the Secured Party at any time or from time to time one or more financing statements pursuant to the UCC in form reasonably satisfactory to the Secured Party and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Party to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, each Debtor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and each Debtor shall obtain and furnish to the Secured Party from time to time, upon demand, such releases and/or subordinations of claims and liens (other than Permitted Liens) that may be required to maintain the priority of the Security Interest hereunder.

(k) Other than with respect to Permitted Liens, Debtor will not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral (except for non-exclusive licenses granted by Debtor in its ordinary course of business, sales of inventory by Debtor in its ordinary course of business and disposition of obsolete equipment) without the prior written consent of the Secured Party. The foregoing notwithstanding, Debtor may replace noncash components of the Collateral with a cash or Cash Equivalent deposit made at an institution subject to a cash account control agreement acceptable to the Secured Party, provided the amount of cash deposited subject to such agreement is not less than the highest amount of the Obligations that may be outstanding pursuant to the Transaction Documents. Cash Equivalent shall mean U.S. government Treasury bills, bank certificates of deposit, bankers' acceptances, corporate commercial paper and other money market instruments.

(l) Debtor shall keep and preserve its equipment, inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

(m) Debtor shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral, including Collateral hereafter acquired, against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof. Debtor shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to the Secured Party, that (a) the Secured Party will be named as lender loss payee and additional insured under each such insurance policy; and (b) if such insurance is proposed to be cancelled or materially changed for any reason whatsoever, such insurer or the Company will promptly notify the Secured Party. In addition, the Secured Party will have the right (but no obligation) at its election to remedy any default in the payment of premiums within thirty (30) days of notice from the Company or the insurer of any such default. If no Event of Default (as defined in the Note) exists and if the proceeds arising out of any claim or series of related claims do not exceed $50,000, loss payments in each instance will be applied by the Debtor to the repair and/or replacement of property with respect to which the loss was incurred to the extent reasonably feasible, and any loss payments or the balance thereof remaining, to the extent not so applied, shall be payable to the Debtor; provided, however , that payments received by Debtor after an Event of Default occurs and is continuing or in excess of $50,000 for any occurrence or series of related occurrences shall be paid to the Secured Party and, if received by Debtor, shall be held in trust for the Secured Party and immediately paid over to the Secured Party unless otherwise directed in writing by the Secured Party. Copies of such policies or the related certificates, in each case, naming the Secured Party as lender loss payee and additional insured shall be delivered to the Secured Party at least annually and at the time any new policy of insurance is issued.

(n) Debtor shall, within ten (10) days of obtaining knowledge thereof, advise Secured Party promptly, in sufficient detail, of any material adverse change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Party’ security interest.

(o) Debtor shall promptly execute and deliver to the Secured Party such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Secured Party may from time to time request and may in its sole discretion deem reasonably necessary to perfect, protect or enforce the Secured Party’ security interest in the Collateral including, without limitation, one or more deposit account control agreements, and if applicable, the execution and delivery of a separate security agreement with respect to Debtor’s Intellectual Property (“Intellectual Property Security Agreement”) in which the Secured Party have been granted a security interest hereunder, all substantially in forms reasonably acceptable to the Secured Party, which Intellectual Property Security Agreement, and other such documents and agreements other than as stated therein, shall be subject to all of the terms and conditions hereof.

(p) Debtor shall permit the Secured Party and its representatives and agents to inspect the Collateral during normal business hours and upon reasonable prior notice, and to make copies of records pertaining to the Collateral as may be reasonably requested by the Secured Party from time to time.

(q) Debtor shall take commercially reasonable steps necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

(r) Debtor shall promptly notify the Secured Party in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by Debtor that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Party hereunder.

(s) All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of Debtor with respect to the Collateral is accurate and complete in all material respects as of the date furnished and in light of the circumstances under which such statements were made.

(t) Debtor shall at all times preserve and keep in full force and effect its existence and good standing and any rights and franchises material to its business.

(u) Debtor will not change its name, type of organization, jurisdiction of organization, organizational identification number (if it has one), legal or corporate structure, or add any new fictitious name unless it provides at least 15 days prior written notice to the Secured Party of such change and, at the time of such written notification, such Debtor provides any financing statements or fixture filings necessary to perfect and continue the perfection of the Security Interests granted and evidenced by this Agreement.

(v) Except in the ordinary course of business, Debtor may not consign any of its inventory or sell any of its inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale without the consent of the Secured Party which shall not be unreasonably withheld.

(w) Debtor may relocate its chief executive office to a new location without providing 30 days prior written notification thereof to the Secured Party and provided that at the time of such written notification, Debtor provides any financing statements necessary to perfect and continue the perfection of the Security Interests granted and evidenced by this Agreement.

(x) Debtor was organized and remains organized solely under the laws of the state set forth next to Debtor’s name in Schedule D attached hereto, which Schedule D sets forth Debtor’s organizational identification number or, if any Debtor does not have one, states that one does not exist.

(y)

(i) The actual name of Debtor is the name set forth in Schedule D attached hereto;

(ii) Debtor has no trade names except as set forth on Schedule E attached hereto;

(iii) Debtor has used any name other than that stated in the preamble hereto or as set forth on Schedule E for the preceding five years; and

(iv) no entity has merged into Debtor or been acquired by Debtor within the past five years except as set forth on Schedule E.

(z) At any time that any Collateral consists of instruments, certificated securities or other items that require or permit possession by a secured party to perfect the security interest created hereby, the Debtor shall deliver such Collateral to the Secured Party.

(aa) During the continuance of an Event of Default, Debtor, in its capacity as issuer, hereby agrees to comply with any and all orders and instructions of Secured Party regarding the Pledged Securities consistent with the terms of this Agreement without the further consent of any Debtor as contemplated by Section 8-106 (or any successor section) of the UCC. Further, Debtor agrees, solely with respect to the Pledged Securities, that it shall not enter into a similar agreement (or one that would confer “control” within the meaning of Article 8 of the UCC) with any other person or entity.

(bb) Debtor shall cause all tangible chattel paper constituting Collateral to be delivered to the Secured Party or, if such delivery is not possible, then to cause such tangible chattel paper to contain a legend noting that it is subject to the security interest created by this Agreement. To the extent that any Collateral consists of electronic chattel paper, the Debtor shall cause the underlying chattel paper to be “marked” within the meaning of Section 9-105 of the UCC (or successor section thereto).

(cc) If there is any investment property or deposit account included as Collateral that can be perfected by “control” through an account control agreement, the Debtor shall at the request of the Secured Party cause such an account control agreement, in form and substance in each case reasonably satisfactory to the Secured Party, to be entered into and delivered to the Secured Party for the benefit of the Secured Party.

(dd) To the extent that any Collateral consists of letter-of-credit rights, the Debtor shall cause the issuer of each underlying letter of credit to consent to an assignment of the proceeds thereof to the Secured Party.

(ee) To the extent that any Collateral is in the possession of any third party, the applicable Debtor shall join with the Secured Party in notifying such third party of the Secured Party’ security interest in such Collateral and shall use commercially reasonable efforts to obtain an acknowledgement and agreement from such third party with respect to the Collateral, in form and substance reasonably satisfactory to the Secured Party.

(ff) If any Debtor shall at any time hold or acquire a commercial tort claim, such Debtor shall promptly notify the Secured Party in a writing signed by such Debtor of the particulars thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

(gg) Each Debtor shall promptly provide written notice to the Secured Party of any and all accounts which arise out of contracts with any governmental authority and, to the extent necessary to perfect or continue the perfected status of the Security Interests in such accounts and proceeds thereof, shall execute and deliver to the Secured Party an assignment of claims for such accounts and cooperate with the Secured Party in taking any other steps required, in its judgment, under the Federal Assignment of Claims Act or any similar federal, state or local statute or rule to perfect or continue the perfected status of the Security Interests in such accounts and proceeds thereof.

(hh) The Company has no Subsidiaries. If in the future, the Company has a Subsidiary, for ecash such Subsidiary, the Company shall cause each Subsidiary of the Company to promptly become a party hereto between the date of this Agreement and the Maturity Date, as applicable (an “Additional Debtor”), by executing and delivering an Additional Debtor Joinder substantially in the form reasonably acceptable to Secured Party. Concurrent therewith, the Additional Debtor shall deliver replacement schedules for, or supplements to all other Disclosure Schedules to (or referred to in) this Agreement, as applicable, which replacement schedules shall supersede, or supplements shall modify, the Schedules then in effect. The Additional Debtor shall also deliver such opinions of counsel, authorizing resolutions, good standing certificates, incumbency certificates, organizational documents, financing statements and other information and documentation as the Secured Party may reasonably request. Upon delivery of the foregoing to the Secured Party, the Additional Debtor shall be and become a party to this Agreement with the same rights and obligations as the Debtors, for all purposes hereof as fully and to the same extent as if it were an original signatory hereto and shall be deemed to have made the representations, warranties and covenants set forth herein as of the date of execution and delivery of such Additional Debtor Joinder (other than representations and warranties that specifically refer to an earlier date), and all references herein to the “Debtors” shall be deemed to include each Additional Debtor.

(ii) Debtor shall vote the Pledged Securities to comply with the covenants and agreements set forth herein and in the Note.

(jj) Debtor shall register the pledge of the applicable Pledged Securities on the books of Debtor. Debtor shall notify each issuer of Pledged Securities to register the pledge of the applicable Pledged Securities in the name of the Secured Party on the books of such issuer. Further, except with respect to certificated securities delivered to the Secured Party, the Debtor shall deliver to Secured Party an acknowledgement of pledge (which, where appropriate, shall comply with the requirements of the relevant UCC with respect to perfection by registration) signed by the issuer of the applicable Pledged Securities, which acknowledgement shall confirm that: (a) it has registered the pledge on its books and records; and (b) at any time directed by Secured Party during the continuation of an Event of Default, such issuer will transfer the record ownership of such Pledged Securities into the name of any designee of the Secured Party, will take such steps as may be necessary to effect the transfer, and will comply with all other instructions of the Secured Party regarding such Pledged Securities without the further consent of the applicable Debtor.

(kk) In the event that, upon an occurrence of an Event of Default, Secured Party shall sell all or any of the Pledged Securities to another party or parties (herein called the “Transferee”) or shall purchase or retain all or any of the Pledged Securities, Debtor shall, to the extent applicable: (i) deliver to Secured Party or the Transferee, as the case may be, the articles of incorporation, bylaws, minute books, stock certificate books, corporate seals, deeds, leases, indentures, agreements, evidences of indebtedness, books of account, financial records and all other Organizational Documents and records of the Debtors and their direct and indirect subsidiaries; (ii) use its commercially reasonable efforts to obtain resignations of the persons then serving as officers and directors of the Debtors and their direct and indirect subsidiaries, if so requested; and (iii) use its commercially reasonable efforts to obtain any approvals that are required by any governmental or regulatory body in order to permit the sale of the Pledged Securities to the Transferee or the purchase or retention of the Pledged Securities by Secured Party and allow the Transferee or Secured Party to continue the business of the Debtors and their direct and indirect subsidiaries.

(ll) Each Debtor will from time to time, at the joint and several expense of the Debtors, promptly execute and deliver all such further instruments and documents, and take all such further action as may be reasonably necessary or desirable, or as the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce Secured Party’s rights and remedies hereunder and with respect to any Collateral or to otherwise carry out the purposes of this Agreement.

(mm) Schedule F attached hereto lists all of the patents, patent applications, trademarks, trademark applications, registered copyrights, and domain names owned by any of the Debtors as of the date hereof. Schedule F lists all material licenses in favor of any Debtor for the use of any patents, trademarks, copyrights and domain names as of the date hereof. All material patents and trademarks of the Debtors have been duly recorded at the United States Patent and Trademark Office and all material copyrights of the Debtors have been duly recorded at the United States Copyright Office.

(nn) Except as set forth on Schedule G attached hereto, none of the account debtors or other persons or entities obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or any similar federal, state or local statute or rule in respect of such Collateral.

5. Effect of Pledge on Certain Rights. If any of the Collateral subject to this Agreement consists of nonvoting equity or ownership interests (regardless of class, designation, preference or rights) that may be converted into voting equity or ownership interests upon the occurrence of certain events (including, without limitation, upon the transfer of all or any of the other stock or assets of the issuer), it is agreed that the pledge of such equity or ownership interests pursuant to this Agreement or the enforcement of any of Secured Party’s rights hereunder shall not be deemed to be the type of event which would trigger such conversion rights notwithstanding any provisions in the Organizational Documents or agreements to which any Debtor is subject or to which any Debtor is party.

6. Defaults. The following events shall be “Events of Default”:

(a) The occurrence of an Event of Default (as defined in the Note) under the Note;

(b) Any representation or warranty of Debtor in this Agreement shall prove to have been incorrect in any material respect when made;

(c) The failure by Debtor to observe or perform any of its obligations hereunder for ten (10) Business Days after delivery to Debtor of written notice of such failure by or on behalf of a Secured Party or five (5) Business Days after Debtor otherwise becomes aware of such non-observance or non-performance; or

(d) If any material provision of this Agreement shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by Debtor, or a proceeding shall be commenced by any Debtor, or by any governmental authority having jurisdiction over any Debtor due to Debtor’s failure to comply with such governmental authority’s regulations, seeking to establish the invalidity or unenforceability of Debtor’s licensing awarded by such governmental authority, or any Debtor shall deny that any Debtor has any liability or obligation purported to be created under this Agreement.

7. Duty to Hold In Trust.

(a) Upon the occurrence and during the continuance of an Event of Default, Debtor shall, upon receipt of any revenue, income, dividend, interest or other sums subject to the Security Interests, whether payable pursuant to the Note or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Party and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Party for distribution to the Secured Party, pro-rata in proportion to their respective then-currently outstanding principal amount of Note for application to the satisfaction of the Obligations.

(b) If Debtor shall become entitled to receive or shall receive any securities or other property (including, without limitation, shares of Pledged Securities or instruments representing Pledged Securities acquired after the date hereof, or any options, warrants, rights or other similar property or certificates representing a dividend, or any distribution in connection with any recapitalization, reclassification or increase or reduction of capital, or issued in connection with any reorganization of such Debtor or any of its direct or indirect subsidiaries) in respect of the Pledged Securities (whether as an addition to, in substitution of, or in exchange for, such Pledged Securities or otherwise), Debtor agrees to (i) hold the same in trust on behalf of and for the benefit of the Secured Party; and (ii) to deliver any and all certificates or instruments evidencing the same to Secured Party on or before the close of business on the fifth Business Day following the receipt thereof by such Debtor, in the exact form received together with the Necessary Endorsements, to be held by Secured Party subject to the terms of this Agreement as Collateral.

8. Rights and Remedies Upon Default.

(a) After the occurrence and during the continuance of any Event of Default, the Secured Party shall have the right to exercise all of the remedies conferred hereunder and under the Note, and the Secured Party shall have all the rights and remedies of a secured party under the UCC. Without limitation, the Secured Party, for the benefit of the Secured Party, shall have the following rights and powers:

(i) The Secured Party shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, so long as the same can be accomplished without breach of the peace and otherwise in compliance with applicable law, and Debtor shall assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at Debtor’s premises or elsewhere, and make available to the Secured Party, without rent, all of Debtor’s respective premises and facilities for the purpose of the Secured Party taking possession of, removing or putting the Collateral in saleable or disposable form.

(ii) Upon notice to the Debtor by Secured Party, all rights of Debtor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise and all rights of Debtor to receive the dividends and interest which it would otherwise be authorized to receive and retain, shall cease. Upon such notice, Secured Party shall have the right to receive, for the benefit of the Secured Party, any interest, cash dividends or other payments on the Collateral and, at the option of Secured Party, to exercise in such Secured Party’s discretion all voting rights pertaining thereto. Without limiting the generality of the foregoing, Secured Party shall have the right (but not the obligation) to exercise all rights with respect to the Collateral as if it were the sole and absolute owner thereof, including, without limitation, to vote and/or to exchange, at its sole discretion, any or all of the Collateral in connection with a merger, reorganization, consolidation, recapitalization or other readjustment concerning or involving the Collateral or Debtor.

(iii) The Secured Party shall have the right to seek an Order from a court appointing a Trustee to operate the business of Debtor using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as are commercially reasonable. Upon each such sale, lease, assignment or other transfer or disposition of Collateral, the Secured Party, for the benefit of the Secured Party, may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of any Debtor, which are hereby waived and released.

(iv) The Secured Party shall have the right (but not the obligation) to notify any account debtors and any obligors under instruments or accounts to make payments directly to the Secured Party, and to enforce the Debtors’ rights against such account debtors and obligors.

(v) The Secured Party, may (but is not obligated to) direct any financial intermediary or any other person or entity holding any investment property to transfer the same to the Secured Party, or its designee.

(vi) The Secured Party may (but is not obligated to) transfer any or all Intellectual Property registered in the name of any Debtor at the United States Patent and Trademark Office and/or Copyright Office or any other global patent office into the name of the Secured Party or any purchaser of any Collateral.

(b) The Secured Party shall comply with any applicable law in connection with a disposition of Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. The Secured Party may sell the Collateral without giving any warranties and may specifically disclaim such warranties. If the Secured Party sells any of the Collateral on credit, the Debtors will only be credited with payments actually made by the purchaser. In addition, each Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party’s rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

(c) If any notice to Debtor of the sale or other disposition of Collateral is required by then applicable law, five (5) business days prior written notice (which Debtor agrees is reasonable notice within the meaning of Section 9.612(a) of the Uniform Commercial Code) shall be given to Debtor of the time and place of any sale of Collateral. The rights granted in this Section are in addition to any and all rights available to Secured Party under the Uniform Commercial Code.

(d) For the purpose of enabling the Secured Party to further exercise rights and remedies under this Section 8 or elsewhere provided by agreement or applicable law, Debtor hereby grants to the Secured Party, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Debtor) to use, license or sublicense during the continuance of an Event of Default, any Intellectual Property now owned or hereafter acquired by Debtor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

9. Applications of Proceeds. The proceeds of any such sale, lease or other disposition of the Collateral hereunder or from payments made on account of any insurance policy insuring any portion of the Collateral shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, if any, to the reasonable attorneys’ fees and expenses incurred by the Secured Party’ rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations pro rata among the Secured Party (based on then-outstanding principal amounts of Note at the time of any such determination), and then to the payment of any other amounts required by applicable law, after which the Secured Party shall pay to the Debtor any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Party are legally entitled, the Debtors will be liable for the deficiency, together with interest thereon, at the rate of 18% per annum or the lesser amount permitted by applicable law (the “Default Rate”), and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency. To the extent permitted by applicable law, each Debtor waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Collateral, unless due solely to the gross negligence or willful misconduct of the Secured Party as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction.

10. Securities Law Provision. Debtor recognizes that Secured Party may be limited in its ability to effect a sale to the public of all or part of the Pledged Securities by reason of certain prohibitions in the Securities Act of 1933, as amended, or other federal or state securities laws (collectively, the “Securities Laws”), and may reasonably be obliged to resort to one or more sales to a restricted group of purchasers who may be required to agree to acquire the Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. Debtor agrees that sales so made may be at prices and on terms less favorable than if the Pledged Securities were sold to the public, and that Secured Party has no obligation to delay the sale of any Pledged Securities for the period of time necessary to register the Pledged Securities for sale to the public under the Securities Laws. Debtor shall cooperate with Secured Party in its attempt to satisfy any requirements under the Securities Laws (including, without limitation, registration thereunder if requested by Secured Party) applicable to the sale of the Pledged Securities by Secured Party.

11. Costs and Expenses. The Debtor will pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party, for the benefit of the Secured Party, may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Party under the Note. Until so paid, any fees payable hereunder shall be added to the principal amount of the Note and shall bear interest at the Default Rate.

12. Responsibility for Collateral. The Debtor assumes all liabilities and responsibility in connection with all Collateral, and the Obligations shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason. Without limiting the generality of the foregoing, (a) the Secured Party does not (i) have any duty (either before or after an Event of Default) to collect any amounts in respect of the Collateral or to preserve any rights relating to the Collateral, or (ii) have any obligation to clean-up or otherwise prepare the Collateral for sale, and (b) Debtor shall remain obligated and liable under each contract or agreement included in the Collateral to be observed or performed by Debtor thereunder. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times.

13. Security Interests Absolute. All rights of the Secured Party and all obligations of the Debtor hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Note or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Note or any other agreement entered into in connection with the foregoing; (c) any exchange, release or non-perfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guarantee, or any other security, for all or any of the Obligations; (d) any action by the Secured Party to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to a Debtor, or a discharge of all or any part of the Security Interests granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Party shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. Debtor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Party hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Party, then, in any such event, Debtor’s obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. Debtor waives all right to require the Secured Party to proceed against any other person or entity or to apply any Collateral which the Secured Party may hold at any time, or to marshal assets, or to pursue any other remedy. Debtor waives any defense arising by reason of the application of the statute of limitations to any Obligations secured hereby.

14. Term of Agreement. This Agreement and the Security Interest shall terminate on the date on which all payments under the Note have been indefeasibly paid in full and all other Obligations have been paid or discharged; provided, however, that all indemnities of the Debtors contained in this Agreement shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

15. Power of Attorney; Further Assurances.

(a) Debtor authorizes the Secured Party, and does hereby make, constitute and appoint the Secured Party and its officers, agents, successors or assigns with full power of substitution, as Debtor’s true and lawful attorney-in-fact, with power, in the name of the Secured Party or Debtor, after the occurrence and during the continuance of an Event of Default, (i) to endorse any note, checks, drafts, money orders or other instruments of payment (including, without limitation, payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party; (ii) to sign and endorse any financing statement pursuant to the UCC or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; (v) to transfer any Intellectual Property or provide licenses respecting any Intellectual Property; and (vi) generally, at the option of the Secured Party, and at the expense of the Debtor, at any time, or from time to time, to execute and deliver any and all documents and instruments and to do all acts and things which the Secured Party deems necessary to protect, preserve and realize upon the Collateral and the Security Interests granted therein in order to effect the intent of this Agreement and the Note all as fully and effectually as the Debtor might or could do; and Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding. The designation set forth herein shall be deemed to amend and supersede any inconsistent provision in the Organizational Documents or other documents or agreements to which Debtor is subject or to which Debtor is a party. Without limiting the generality of the foregoing, after the occurrence and during the continuance of an Event of Default, Secured Party is specifically authorized to execute and file any applications for or instruments of transfer and assignment of any patents, trademarks, copyrights or other Intellectual Property with the United States Patent and Trademark Office and the United States Copyright Office and any other global intellectual property office.

(b) On a continuing basis, Debtor will make, execute, acknowledge, deliver, file and record, as the case may be, with the proper filing and recording agencies in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule C attached hereto, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Party, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Party the grant or perfection of a perfected security interest in all the Collateral under the UCC.

(c) Debtor hereby irrevocably appoints the Secured Party as such Debtor’s attorney-in-fact, with full authority in the place and instead of Debtor and in the name of Debtor, from time to time in the Secured Party’s discretion, to take any action permitted under this Agreement and to execute any instrument which the Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Debtor where permitted by law, which financing statements may (but need not) describe the Collateral as “all assets” or “all personal property” or words of like import, and ratifies all such actions taken by the Secured Party. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

16. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served, (b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by a reputable overnight courier service with charges prepaid, or (d) transmitted by hand delivery, telegram, or email, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (i) upon hand delivery or delivery by email, with confirmation generated by the transmitting computer, at the address or number designated below (if delivered on a Business Day during normal business hours), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours), (ii) on the first Business Day following the date deposited with an overnight courier service with charges prepaid, or (iii) on the fifth Business Day following the date of mailing pursuant to subpart (b) above, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

To Debtors, to:	SIM Tech Licensing LLC
78 SW 7th Street
Suite 500
Miami, FL 33130
Email: legal@sauvegarder.io

To the Secured Party:	IP Protocol LLC 30 N Gould St.
Suite R
Sheridan, WY 82801
Email: cbenz@vikingasset.com

17. Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Party shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Party’s rights and remedies hereunder.

18. Miscellaneous.

(a) No course of dealing between the Debtor and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b) All of the rights and remedies of the Secured Party with respect to the Collateral, whether established hereby or by the Note or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c) This Agreement, together with the exhibits and schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Agreement and the exhibits and schedules hereto. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Debtors and Secured Party or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.

(d) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(e) No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

(f) This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Debtor may not assign this Agreement or any rights or obligations hereunder without the prior written consent of all the parties hereto , respectively (other than by merger). Secured Party may assign any or all of its rights under this Agreement to any Person to whom such Secured Party assigns or transfers any Obligations, provided such transferee agrees in writing to be bound, with respect to the transferred Obligations, by the provisions of this Agreement that apply to the Secured Party.

(g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h) Except as otherwise stated herein, all questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Debtor agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and the Note (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each Debtor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If any party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

(i) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by electronic transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature were the original thereof.

(j) shall indemnify, and hold harmless the Secured Party and their respective partners, members, shareholders, officers, directors, employees and agents (and any other persons with other titles that have similar functions) (collectively, “Indemnitees”) from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature, (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from this Agreement or the Collateral, except any such losses, claims, liabilities, damages, penalties, suits, costs and expenses which result from the gross negligence or willful misconduct of the Indemnitee as determined by a final, nonappealable decision of a court of competent jurisdiction. This indemnification provision is in addition to, and not in limitation of, any other indemnification provision in the Note, or any other agreement, instrument or other document executed or delivered in connection herewith or therewith.

(k) Nothing in this Agreement shall be construed to subject the Secured Party to liability as a partner of Debtor or any if its direct or indirect subsidiaries that is a partnership or as a member in Debtor or any of its direct or indirect subsidiaries that is a limited liability company, nor shall the Secured Party be deemed to have assumed any obligations under any partnership agreement or limited liability company agreement, as applicable, of Debtor or any if its direct or indirect subsidiaries or otherwise, unless and until any such Secured Party exercises its right to be substituted for such Debtor as a partner or member, as applicable, pursuant hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

SIM TECH LISENSING LLC

By:	/s/ SIM Management GP LLC
	Name:	SIM Management GP LLC
	Its:	Manager

SIM MANAGEMENT GP LLC

By:	/s/ Erich Spangenberg
	Name:	Erich Spangenberg
	Its:	Co-Manager

SECURED PARTY

IP PROTOCOL LLC

By:	/s/ Christopher Benz
	Name:	Christopher Benz
	Its:	Chief Executive Manager